1. Basis of Presentation: Net Loss Per Share: Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share (Tables)	6 Months Ended
Jun. 30, 2012
Tables/Schedules
Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share

	01/01/2012 to 6/30/2012	01/01/2011 to 6/30/2011

Convertible preferred stock	1,050,000	1,050,000
Stock options	3,870,000	3,090,000
Warrants	33,542,130	16,103,674
Total possible dilution	38,462,130	20,243,674